Exhibit 99.1

READY CAPITAL CORPORATION ANNOUNCES FOURTH QUARTER 2019 RESULTS

-  Net Income of $0.43 per share of common stock in the fourth quarter   -

-  Core Earnings of $0.43 per share of common stock in the fourth quarter   -

-  Originated and acquired approximately $750 million of Small Balance Commercial (SBC) loans in Q4 2019   -

-  Declared First Quarter 2020 Dividend of $0.40 Per Share   -

New York, New York, March 11, 2020 / PRNewswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services small to medium balance commercial loans, today reported financial results for the quarter ended December 31, 2019.  A summary of Ready Capital’s operating results for the quarter ended December 31, 2019 is presented below. Ready Capital reported U.S. GAAP Net Income for the three months ended December 31, 2019 of $20.9 million, or $0.43 per share of common stock, and Core Earnings (a non-GAAP financial measure) of $21.0 million, or $0.43 per share of common stock.

   Fourth Quarter Highlights:

•	U.S. GAAP Net Income of $20.9 million, or $0.43 per diluted share of common stock
•	Core Earnings of $21.0 million, or $0.43 per diluted share of common stock
•	Adjusted net book value of $16.12 per share of common stock as of December 31, 2019
•	Originated $525.7 million and acquired $153.7 million of small balance commercial (“SBC”) loans
•	Originated $70.2 million of loans guaranteed by the U.S. Small Business Administration (the “SBA”) under its Section 7(a) loan program
•	Originated $586.3 million of residential mortgage loans
•	Declared and paid dividend of $0.40 per share

Thomas Capasse, Chairman and Chief Executive Officer said, “We closed out a very positive 2019 continuing to sequentially grow our net interest income while starting to benefit from the operating leverage afforded through increased scale.  Volumes remain robust across most business lines led by record origination levels in both our small balance commercial and residential operating businesses as we continue to take advantage of our platform diversity.”

Dividends

For the first quarter 2020 the Company declared a dividend of $0.40 per share of common stock and operating partnership unit. This dividend is payable on April 30, 2020 to shareholders of record as of the close of business on March 31, 2020.

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with U.S. GAAP, this press release includes Core Earnings, which is a non-U.S. GAAP financial measure. The Company defines Core Earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities (“MBS”),  realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights, and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains or merger related expenses.

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making. However, because Core Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Core Earnings may not be comparable to other similarly-titled measures of other companies.

In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market, but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Core Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-core.  Certain MBS positions are considered to be non-core due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value.  The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes.  Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company’s residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments.  In calculating Core Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance.

The following table reconciles net income computed in accordance with U.S. GAAP to Core Earnings for the three months ended December 31, 2019:

Three Months Ended
(In Thousands)	December 31,
Net Income	$20,936
Reconciling items:
Unrealized loss on mortgage servicing rights	(2,482)
Merger transaction costs	1,938
Unrealized loss on mortgage-backed securities	29
Total reconciling items	$(515)
Core earnings before income taxes	$20,421
Income tax adjustments	544
Core earnings	$20,965
Core earnings per share	$0.43

U.S. GAAP Return on Equity is based on U.S. GAAP Net Income, while Core Return on Equity is based on Core Earnings, which adjusts GAAP Net Income for the items in the Core reconciliation above.

Webcast and Earnings Conference Call

Management will host a webcast and conference call on Thursday,  March 12, 2020 at 8:30 am ET to provide a general business update and discuss the financial results for the quarter ended December 31, 2019.  The webcast will be available on the Company’s website at www.readycapital.com. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic: 1-877-407-0792

International: 1-201-689-8263

Conference ID #: 13699720

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Replay Pin #: 13699720

The playback can be accessed through March 26, 2020.

Safe Harbor Statement

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small to medium balance commercial loans. Ready Capital specializes in loans backed by commercial real estate, including agency multifamily, investor and bridge as well as SBA 7(a) business loans. Headquartered in New York, New York, Ready Capital employs over 400 lending professionals nationwide. The company is externally managed and advised by Waterfall Asset Management, LLC.

Contact

Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com

Additional information can be found on the Company’s website at www.readycapital.com

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In Thousands)	December 31, 2019	December 31, 2018
Assets
Cash and cash equivalents	$67,928	$54,406
Restricted cash	51,728	28,921
Loans, net (including $20,212 and $22,664 held at fair value)	1,727,984	1,193,392
Loans, held for sale, at fair value	188,077	115,258
Mortgage backed securities, at fair value	92,466	91,937
Loans eligible for repurchase from Ginnie Mae	77,953	74,180
Investment in unconsolidated joint ventures	58,850	33,438
Purchased future receivables, net	43,265	—
Derivative instruments	2,814	2,070
Servicing rights (including $91,174 and $93,065 held at fair value)	121,969	120,062
Real estate, held for sale	58,573	7,787
Other assets	106,925	64,335
Assets of consolidated VIEs	2,378,486	1,251,057
Total Assets	$4,977,018	$3,036,843
Liabilities
Secured borrowings	1,189,392	834,547
Securitized debt obligations of consolidated VIEs, net	1,815,154	905,367
Convertible notes, net	111,040	109,979
Senior secured notes, net	179,289	178,870
Corporate debt, net	149,986	48,457
Guaranteed loan financing	485,461	229,678
Liabilities for loans eligible for repurchase from Ginnie Mae	77,953	74,180
Derivative instruments	5,250	3,625
Dividends payable	21,302	13,346
Accounts payable and other accrued liabilities	97,407	74,719
Total Liabilities	$4,132,234	$2,472,768
Stockholders’ Equity
Common stock, $0.0001 par value, 500,000,000 shares authorized, 51,127,326 and 32,105,112 shares issued and outstanding, respectively	5	3
Additional paid-in capital	822,837	540,478
Retained earnings	8,746	5,272
Accumulated other comprehensive loss	(6,176)	(922)
Total Ready Capital Corporation equity	825,412	544,831
Non-controlling interests	19,372	19,244
Total Stockholders’ Equity	$844,784	$564,075
Total Liabilities and Stockholders’ Equity	$4,977,018	$3,036,843

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended December 31,	Year Ended December 31,
(In Thousands, except share data)	2019	2019
Interest income	$64,406	$229,916
Interest expense	(40,962)	(151,880)
Net interest income before provision for loan losses	$23,444	$78,036
Provision for loan losses	(1,125)	(3,684)
Net interest income after provision for loan losses	$22,319	$74,352
Non-interest income
Residential mortgage banking activities	$18,918	$83,539
Net realized gain on financial instruments and real estate owned	8,044	28,958
Net unrealized gain (loss) on financial instruments	3,009	(18,790)
Servicing income, net	8,653	30,665
Income on purchased future receivables, net of allowance for doubtful accounts of $5,082	2,362	2,362
Income on unconsolidated joint ventures	29	6,088
Other income	4,407	11,078
Gain on bargain purchase	—	30,728
Total non-interest income	$45,422	$174,628
Non-interest expense
Employee compensation and benefits	(13,842)	(51,237)
Allocated employee compensation and benefits from related party	(1,870)	(5,473)
Variable expenses on residential mortgage banking activities	(11,765)	(51,760)
Professional fees	(1,989)	(7,434)
Management fees – related party	(2,591)	(9,578)
Incentive fees – related party	(106)	(106)
Loan servicing expense	(4,891)	(17,976)
Merger related expenses	(1,629)	(7,750)
Other operating expenses	(10,070)	(33,162)
Total non-interest expense	$(48,753)	$(184,476)
Income before provision for income taxes	$18,988	$64,504
Income tax benefit (provision)	1,948	10,552
Net income	$20,936	$75,056
Less: Net income attributable to non-controlling interest	508	2,088
Net income attributable to Ready Capital Corporation	$20,428	$72,968

Earnings per common share - basic	$0.43	$1.72
Earnings per common share - diluted	$0.43	$1.72

Weighted-average shares outstanding
Basic	46,446,573	42,011,750
Diluted	46,482,470	42,047,648

Dividends declared per share of common stock	$0.40	$1.60

READY CAPITAL CORPORATION

 UNAUDITED SEGMENT REPORTING

fOR THE THREE MONTHS ENDED december 31, 2019

			SBA Originations,	Residential
	Loan	SBC	Acquisitions,	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	and Servicing	Banking	Other	Consolidated
Interest income	$18,161	$36,313	$8,628	$1,304	$—	$64,406
Interest expense	(11,120)	(24,774)	(3,335)	(1,733)	—	(40,962)
Net interest income before provision for loan losses	$7,041	$11,539	$5,293	$(429)	$—	$23,444
Provision for loan losses	(37)	23	(1,111)	—	—	(1,125)
Net interest income after provision for loan losses	$7,004	$11,562	$4,182	$(429)	$—	$22,319
Non-interest income
Residential mortgage banking activities	$—	$—	$—	$18,918	$—	$18,918
Net realized gain on financial instruments	51	3,518	4,475	—	—	8,044
Net unrealized gain (loss) on financial instruments	632	24	125	2,481	(253)	3,009
Other income	2,260	1,342	683	67	55	4,407
Income on purchased future receivables, net	2,362	—	—	—	—	2,362
Servicing income	797	513	1,317	6,026	—	8,653
Income from unconsolidated joint ventures	29	—	—	—	—	29
Gain on bargain purchase	—	—	—	—	—	—
Total non-interest income	$6,131	$5,397	$6,600	$27,492	$(198)	$45,422
Non-interest expense
Employee compensation and benefits	(1,802)	(1,451)	(3,993)	(5,751)	(845)	(13,842)
Allocated employee compensation and benefits from related party	(187)	—	—	—	(1,683)	(1,870)
Variable expenses on residential mortgage banking activities	—	—	—	(11,765)	—	(11,765)
Professional fees	(311)	(467)	(376)	(292)	(543)	(1,989)
Management fees – related party	—	—	—	—	(2,591)	(2,591)
Incentive fees – related party	—	—	—	—	(106)	(106)
Loan servicing expense	(1,283)	(1,510)	61	(2,136)	(23)	(4,891)
Merger related expenses	—	—	—	—	(1,629)	(1,629)
Other operating expenses	(2,498)	(3,001)	(1,957)	(1,899)	(715)	(10,070)
Total non-interest expense	$(6,081)	$(6,429)	$(6,265)	$(21,843)	$(8,135)	$(48,753)
Net income (loss) before provision for income taxes	$7,054	$10,530	$4,517	$5,220	$(8,333)	$18,988
Total assets	$1,264,226	$2,492,156	$760,031	$330,363	$130,242	$4,977,018

READY CAPITAL CORPORATION

 UNAUDITED SEGMENT REPORTING

fOR THE Year ENDED dECEMBER 31, 2019

			SBA Originations,	Residential
		SBC	Acquisitions,	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	and Servicing	Banking	Other	Consolidated
Interest income	$65,922	$127,495	$32,096	$4,403	$—	$229,916
Interest expense	(40,502)	(90,677)	(14,864)	(5,837)	—	(151,880)
Net interest income before provision for loan losses	$25,420	$36,818	$17,232	$(1,434)	$—	$78,036
Provision for loan losses	(808)	(319)	(2,557)	—	—	(3,684)
Net interest income after provision for loan losses	$24,612	$36,499	$14,675	$(1,434)	$—	$74,352
Non-interest income
Residential mortgage banking activities	$—	$—	$—	$83,539	$—	$83,539
Net realized gain on financial instruments	18	13,750	15,190	—	—	28,958
Net unrealized gain (loss) on financial instruments	(254)	(107)	393	(18,569)	(253)	(18,790)
Servicing income	798	1,898	5,330	22,639	—	30,665
Income on purchased future receivables, net of allowance for doubtful accounts	2,362	—	—	—	—	2,362
Income from unconsolidated joint ventures	6,088	—	—	—	—	6,088
Other income	4,210	4,907	1,548	249	164	11,078
Gain on bargain purchase	—	—	—	—	30,728	30,728
Total non-interest income	$13,222	$20,448	$22,461	$87,858	$30,639	$174,628
Non-interest expense
Employee compensation and benefits	(1,855)	(6,905)	(16,255)	(22,882)	(3,340)	(51,237)
Allocated employee compensation and benefits from related party	(547)	—	—	—	(4,926)	(5,473)
Variable expenses on residential mortgage banking activities	—	—	—	(51,760)	—	(51,760)
Professional fees	(723)	(1,652)	(1,011)	(1,101)	(2,947)	(7,434)
Management fees – related party	—	—	—	—	(9,578)	(9,578)
Incentive fees – related party	—	—	—	—	(106)	(106)
Loan servicing expense	(4,662)	(5,695)	(261)	(7,225)	(133)	(17,976)
Merger related expenses	—	—	—	—	(7,750)	(7,750)
Other operating expenses	(4,573)	(11,199)	(6,591)	(7,717)	(3,082)	(33,162)
Total non-interest expense	$(12,360)	$(25,451)	$(24,118)	$(90,685)	$(31,862)	$(184,476)
Net income (loss) before provision for income taxes	$25,474	$31,496	$13,018	$(4,261)	$(1,223)	$64,504
Total assets	$1,264,226	$2,492,156	$760,031	$330,363	$130,242	$4,977,018